Exhibit 1.1

EXECUTION COPY

UNDERWRITING AGREEMENT

(Common Stock)

Dated September 19, 2012

among

SIMON PROPERTY GROUP, INC.

and

SIMON PROPERTY GROUP, L.P.

and

THE MELVIN SIMON FAMILY ENTERPRISES TRUST

and

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

as Underwriter

i

(e)	Officers’ Certificate of the Company	28
(f)	Trustee’s Certificate of the Selling Shareholder	29
(g)	Accountant’s Comfort Letter	29
(h)	Bring-down Comfort Letter	29
(i)	Listing	29
(j)	Additional Documents	29
(k)	Termination of this Agreement	29

SECTION 6. Indemnification		29

(a)	Indemnification of the Underwriter	29
(b)	Indemnification of the Underwriter by the Selling Shareholder	30
(c)	Indemnification of Company, Operating Partnership, Selling Shareholder and Company’s Directors and Officers	31
(d)	Actions Against Parties; Notification	31
(e)	Settlement Without Consent If Failure to Reimburse	32
(f)	Other Agreements with Respect to Indemnification	32

SECTION 7. Contribution		32

SECTION 8. Representations, Warranties and Agreements to Survive Delivery		34

SECTION 9. Termination		34

(a)	Termination; General	34
(b)	Liabilities	34

SECTION 10. Notices		35

SECTION 11. Parties		35

SECTION 12. GOVERNING LAW AND TIME		35

SECTION 13. No Advisory or Fiduciary Relationship		35

SECTION 14. Integration		36

SECTION 15. Effect of Headings		36

Exhibit A-1		1

Exhibit A-2		1

Exhibit B		1

ii

SIMON PROPERTY GROUP, INC.
(a Delaware corporation)

SIMON PROPERTY GROUP, L.P.
(a Delaware limited partnership)

5,873,620 Shares
Common Stock
($.0001 par value)

UNDERWRITING AGREEMENT

September 19, 2012

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Simon Property Group, Inc., a Delaware corporation (the “Company”), Simon Property Group, L.P., a Delaware limited partnership (the “Operating Partnership”), and The Melvin Simon Family Enterprises Trust, a trust created under an agreement originally dated October 28, 1990, as amended and restated (the “Trust Agreement”) (the “Selling Shareholder”), confirm their respective agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) with respect to the sale by the Selling Shareholder and the purchase by the Underwriter of 5,873,620 shares of the Company’s common stock, par value of $.0001 per share (the “Common Stock”) (said shares to be sold by the Selling Shareholder being herein referred to as the “Securities”).

The Company, the Operating Partnership and the Selling Shareholder understand that the Underwriter proposes to make a public offering of the Securities in the manner set forth in the Prospectus (as defined below).

The Company and the Operating Partnership have jointly prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-179874 and 333-179874-01), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the “1933 Act Regulations”) under the Securities Act of 1933, as amended (the “1933 Act”).  Promptly after the execution and delivery of this Agreement, the Company will prepare and file with the Commission a prospectus supplement to the prospectus of the Company that is a part of the aforementioned registration statement in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations, and

deliver such prospectus supplement and prospectus to the Underwriter, for use by the Underwriter in connection with its solicitation of purchases of, or offering of, the Securities.  Any information included in such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.”  The prospectus of the Company that is part of such registration statement and each prospectus supplement used in connection with the offering of the Securities that omitted Rule 430B Information is herein referred to as a “preliminary prospectus.”  Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by the 1933 Act Regulations, is herein referred to as the “Registration Statement.”  The Registration Statement, at the time it originally became effective, is herein referred to as the “Original Registration Statement.”  The final prospectus and the final prospectus supplement, in the form first furnished to the Underwriter for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of the execution of this Agreement, is herein referred to as the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system.  Capitalized terms used but not otherwise defined shall have the meanings given to those terms in the Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus (or other references of like import) shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus, as the case may be, prior to the date of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”) which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, on or after the date of this Agreement.

The term “subsidiary” means a corporation, partnership or other entity, a majority of the outstanding voting stock, partnership interests or other equity interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company and/or the Operating Partnership, or by one or more other subsidiaries of the Company and/or the Operating Partnership.

SECTION 1.  Representations and Warranties.

(a)                           Representations and Warranties by the Company and the Operating Partnership.  The Company and the Operating Partnership, jointly and severally, represent and warrant to the Underwriter, as of the date hereof, as of the Applicable Time (as defined below) and as of the Closing Time (as defined in Section 2(b) below) (in each case, a “Representation Date”), and agree with the Underwriter, as follows:

(1)                                 Status as a Well-Known Seasoned Issuer.  (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made or will make any offer relating to the Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations and (D) at the date hereof, each of the Company and the Operating Partnership was and is a “well-known seasoned issuer” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”), including not having been and not being an “ineligible issuer” as defined in Rule 405.  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration for resale by the Selling Shareholder on the Registration Statement, have been and remain eligible for such registration on a Rule 405 “automatic shelf registration statement.”  Neither the Company nor the Operating Partnership has received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of filing the Original Registration Statement, at the earliest time thereafter that the Company or another offering participant made or will make a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, each of the Company and the Operating Partnership was not and is not an “ineligible issuer,” as defined in Rule 405.

(2)                                 The Registration Statement.  The Original Registration Statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”) on March 2, 2012, and each post-effective amendment thereto (including, without limitation, the post-effective amendment thereto resulting from the filing of any preliminary prospectus or the Prospectus) also became effective upon filing under Rule 462(e).  No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company or the Operating Partnership, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Securities made prior to the filing of the Original Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act

Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

At the respective times the Original Registration Statement and each post-effective amendment thereto became effective, at each deemed effective date with respect to the Underwriter pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the “1939 Act Regulations”), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this representation, warranty and agreement shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described in Section 6(c) hereof.

(3)                                 The Prospectus.  The Prospectus and any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was or is issued and at the Closing Time, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this representation, warranty and agreement shall not apply to statements in or omissions from the Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in such Prospectus or any amendments or supplements thereto, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described in Section 6(c) hereof.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto), the Prospectus or any amendment or supplement thereto complied or will comply when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with this offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(4)                                 Disclosure at Time of Sale.  As of the Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule 1 hereto, considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, will include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the General Disclosure Package or any Issuer Limited Use Free Writing Prospectus based upon or in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described in Section 6(c) hereof.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Underwriter as described in Section 3(i)(d), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus supplement deemed to be a part thereof that has not been superseded or modified. The preceding sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon or in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described in Section 6(c) hereof.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 6:00 p.m. (New York City time) on September 19, 2012 or such other time as agreed by the Selling Shareholder and the Underwriter.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule 2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Statutory Prospectus” as of any time means the prospectus and/or prospectus supplement relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus and/or prospectus supplement deemed to be a part thereof.

(5)                                 Incorporated Documents.  The Prospectus shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed (and not merely furnished) with the Commission since the end of the fiscal year to which the most recent Annual Report refers.  The documents incorporated or deemed to be incorporated by reference in the preliminary prospectus or the Prospectus, at the time they were or hereafter are filed with the Commission, complied and shall comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”) and, when read together with the other information in the Prospectus, at (a) the time the Original Registration Statement became effective, (b) the date hereof, (c) the earlier of the time the preliminary prospectus or the Prospectus was first used and the date and time of the first contract of sale of Securities in the offering of the Securities to the public and (d) the Closing Time, did not and shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(6)                                 Pending Proceedings and Examinations.  The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

(7)                                 Independent Accountants.  The accountants who certified the financial statements and supporting schedules included, or incorporated by reference, in the Prospectus were independent registered public accountants with respect to the Company and its subsidiaries and the Operating Partnership and its subsidiaries, and the current accountants of the Company and the Operating Partnership are independent registered public accountants with respect to the Company and its subsidiaries and the Operating Partnership and its subsidiaries, in each case, as required by the 1933 Act and the rules and regulations promulgated by the Commission thereunder.

(8)                                 Financial Statements.  The financial statements included, or incorporated by reference, in the Registration Statement, General Disclosure Package and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the respective entity or entities or group presented therein at the respective dates indicated and the statement of operations, stockholders’ equity and cash flows of such entity, as the case may be, for the periods specified.  Such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved.  The supporting schedules, if any, included, or incorporated by reference, in the Registration Statement, General Disclosure Package and the Prospectus present fairly, in accordance with GAAP, the information stated therein.  The selected financial data, the summary financial information and other financial information and data included, or incorporated by reference, in the Registration Statement, General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included, or incorporated by reference, in the Registration Statement, General Disclosure Package and the Prospectus.  In addition, any pro forma financial information and the related notes thereto, if any, included, or incorporated by reference in the Registration Statement, General Disclosure Package or the Prospectus, as applicable, present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines and the guidelines of the American Institute of Certified Public Accountants (“AICPA”) and the Public Company Accounting Oversight Board with respect to pro forma information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the preliminary prospectus or the Prospectus that are not included or incorporated by reference as required. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(9)                                 Internal Accounting Controls.  The Company and the Operating Partnership each maintain a system of internal accounting controls sufficient to provide reasonable assurance that:  (a) transactions are properly authorized; (b) assets are safeguarded against unauthorized or improper use; (c) transactions are properly recorded and reported as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for assets; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(10)                          Controls and Procedures.  The Company and the Operating Partnership have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the 1934 Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and the Operating Partnership, including their consolidated subsidiaries, is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, as appropriate, to allow timely decisions regarding disclosure, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s and the Operating Partnership’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of:  (i) any significant deficiencies in the design or operation of internal controls which could have a material effect on the Company’s and the Operating Partnership’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s and the Operating Partnership’s internal controls; any material weaknesses in internal control over financial reporting (whether or not remedied) have been disclosed to the Company’s and the Operating Partnership’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal control over financial reporting or in other factors that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(11)                          No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Registration Statement, General Disclosure Package or Prospectus, except as otherwise stated in the Registration Statement, the General Disclosure Package or the Prospectus, (a) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, any subsidiary of the Company, the Operating Partnership, any subsidiary of the Operating Partnership (other than any Property Partnership (as defined below)) (the Company, the Operating Partnership and such subsidiaries being sometimes hereinafter collectively referred to as the “Simon Entities” and individually as a “Simon Entity”), or of any entity that owns real property and that is owned by a Simon Entity or in which the Company directly or indirectly holds an interest (“Property”) or any direct interest in any Property (the “Property Partnerships”) whether or not arising in the ordinary course of business, which, taken as a whole, would be material to the Company, the Operating Partnership and the other Simon Entities, taken as a whole (anything which, taken as a whole, would be material to the Company, the Operating Partnership and the other Simon Entities taken as a whole, being hereinafter referred to as “Material;” and such a material adverse change, a “Material Adverse Effect”), (b) no casualty loss or condemnation or other adverse event with respect to the Properties has occurred which would be Material, (c) there have been no transactions or acquisitions entered into by the Simon Entities, other than those in the ordinary course of business, which would be Material, (d) except for dividends or distributions in amounts per share and per unit that are consistent with past practices, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by the Operating Partnership on any of its respective general, limited and/or preferred partnership interests, (e) there has been no change in the capital stock of the corporate Simon Entities or in the partnership interests of the Operating Partnership or any Property Partnership, and (f) there has been no increase in the indebtedness of the Simon Entities, the Property Partnerships or the Properties which would be Material.

(12)                          Good Standing of the Company.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.  The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

(13)                          Good Standing of the Operating Partnership.  The Operating Partnership is duly organized and validly existing as a limited partnership in good standing under the laws of the State of Delaware, with the requisite power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.  The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect.  The Company is the sole general partner of the Operating Partnership.  The amended and restated agreement of limited partnership of the Operating Partnership (the “OP Partnership Agreement”) is in full force and effect in the form in which it was filed as an exhibit to the Company’s Current Report on Form 8-K filed on May 9, 2008, except for subsequent amendments relating to the admission of new partners to the Operating Partnership or the designation of the rights of new partnership interests.

(14)                          Good Standing of Simon Entities.  Each of the Simon Entities other than the Company and the Operating Partnership has been duly organized and is validly existing as a corporation, limited partnership, limited liability company or other entity, as the case may be, in good standing under the laws of the state of its jurisdiction of incorporation or organization, as the case may be, with the requisite power and authority to own, lease and operate its properties, and to conduct the business in which it is engaged or proposes to engage as described in the Registration Statement, the General Disclosure Package and the Prospectus.  Each such entity is duly qualified or registered as a foreign corporation, limited partnership or limited liability company or other entity, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect.  Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding capital stock or other equity interests of each such entity have been duly authorized and validly issued and are fully paid and non-assessable, have been offered and sold in compliance with all applicable laws (including without limitation, federal or state securities laws) and are owned by the Company or the Operating Partnership, directly or through subsidiaries, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (collectively, “Liens”).  No shares of capital stock or other equity interests of such entities are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock or other equity interests of such entities and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of such entities, except as disclosed in the

Registration Statement, the General Disclosure Package and the Prospectus.  No such shares of capital stock or other equity interests of such entities were issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of such entity or under any agreement to which any Simon Entity is a party.

(15)                          Capitalization.  The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.  Such shares of capital stock, including the Securities, have been duly authorized and validly issued by the Company and are fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal and state securities laws), and none of such shares of capital stock were issued in violation of preemptive or other similar rights arising by operation of law, under the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) and by-laws of the Company or under any agreement to which the Company or any of the other Simon Entities is a party or otherwise. No holder or beneficial owner of such shares of capital stock will be subject to personal liability by reason of being such a holder or beneficial owner. Except as described in or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, there are no shares of capital stock of the Company reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for, and no agreement or other obligations to issue, shares of such stock, ownership interests in the Company or any other securities of the Company.

(16)                          Authorization of this Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and, assuming due authorization, execution and delivery by or on behalf of the Selling Shareholder and the Underwriter, shall constitute a valid and legally binding agreement of each of the Company and the Operating Partnership, enforceable against each of the Company and the Operating Partnership in accordance with its terms except: (a) to the extent that enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether considered at law or in equity); and (b) to the extent that rights to indemnification and contribution contained in this Agreement may be limited by state or federal securities laws or public policy.

(17)                          No Personal Liability.  No holder of Securities will be subject to personal liability by reason of being such a holder.

(18)                          Descriptions of the Common Stock  The Common Stock conforms in all material respects to the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

(19)                          Listing. The Securities have been listed and are authorized for trading on the New York Stock Exchange (the “NYSE”).

(20)                          Absence of Defaults and Conflicts.  None of the Simon Entities or any Property Partnership is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement or other organizational document, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which each entity is a party or by which or any of them may be bound, or to which any of its property or assets or any Property may be bound or subject (collectively, “Agreements and Instruments”), except for such violations (other than with respect to the charter, by-laws, partnership agreement, or other organizational document of such entities) or defaults that would not result in a Material Adverse Effect.  The execution, delivery and performance of this Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Operating Partnership in connection with the transactions contemplated hereby or thereby or in the Prospectus and the consummation of the transactions contemplated herein and in the Prospectus and compliance by each of the Company and the Operating Partnership with their respective obligations hereunder and thereunder have been duly authorized by all necessary action, and do not and shall not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company, the Operating Partnership or any other Simon Entity or any Property Partnership pursuant to, any Agreements and Instruments, except for such conflicts, breaches, defaults, Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor shall such action result in any violation of the provisions of the Charter and by-laws of the Company, the OP Partnership Agreement or certificate of limited partnership of the Operating Partnership or the organizational documents of any other Simon Entity or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Operating Partnership, any other Simon Entity or any Property Partnership or any of their assets, properties or operations, except for such violations (other than with respect to the charter, by-laws, partnership agreement, or other organizational document of such entities) that would not have a Material Adverse Effect.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a material portion of such indebtedness by the Company, the Operating Partnership, any other Simon Entity or any Property Partnership.

(21)                          Absence of Proceedings.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company or the Operating Partnership, threatened against or affecting the Company, the Operating

Partnership, any other Simon Entity, or any Property Partnership or any officer or director of the Company or the Operating Partnership, except such as would not reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of this Agreement or the transactions contemplated herein or the performance by each of the Company and the Operating Partnership of their respective obligations hereunder.  The aggregate of all pending legal or governmental proceedings to which the Company, the Operating Partnership or any other Simon Entity, or any Property Partnership is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(22)                          REIT Qualification.  At all times since January 1, 1973, the Company (including as Corporate Property Investors, a Massachusetts business trust) has been, and upon the consummation of the transactions contemplated under this Agreement, the Company shall continue to be, organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), and its current and proposed methods of operation shall enable it to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

(23)                          Investment Company Act.  Each of the Company, the Operating Partnership, the other Simon Entities and the Property Partnerships is not, and after giving effect to the transactions contemplated under this Agreement shall not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

(24)                          Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or any other entity or person is necessary or required for the performance by the Company or the Operating Partnership of their respective obligations under this Agreement or in connection with the transactions contemplated under this Agreement, except such as have been already obtained under the 1933 Act or the 1933 Act Regulations or as may be required under state securities laws or under the by-laws and rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”) or the NYSE.

(25)                          Possession of Licenses and Permits.  The Company, the Operating Partnership and the other Simon Entities and each Property Partnership possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except for such Governmental Licenses the failure to obtain would not, singly or in the aggregate, result in a Material Adverse Effect.  The Company, the Operating Partnership and the other Simon Entities and each Property Partnership are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect.  All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect.  None of the Company, the Operating Partnership, any of the other Simon Entities or any Property Partnership has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(26)                          Registration Rights.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

(27)                          Title to Property.  The Company, the Operating Partnership, the other Simon Entities and the Property Partnerships have good and marketable title to the Properties free and clear of Liens, except (a) as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, or referred to in any title policy for such Property, or (b) those which do not, singly or in the aggregate, Materially (i) affect the value of such property or (ii) interfere with the use made and proposed to be made of such property by the Company, the Operating Partnership, any other Simon Entity or any Property Partnership.  All leases and subleases under which the Company, the Operating Partnership, any other Simon Entity or any Property Partnerships hold properties are in full force and effect, except for such which would not have a Material Adverse Effect.  None of the Company, the Operating Partnership, the other Simon Entities or the Property Partnerships has received any notice of any Material claim of any sort that has been asserted by anyone adverse to the rights of the Company, the Operating Partnership, any other Simon Entity or the Property Partnerships under any material leases or subleases, or affecting or questioning the rights of the Company, the Operating Partnership, such other Simon Entity or the Property Partnerships of the continued possession of the leased or subleased premises under any such lease or sublease, other than claims that would not have a Material Adverse Effect.  All liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of the Company, the Operating Partnership, any other Simon Entity or any Property Partnership which are required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus are disclosed therein.  None of the Simon Entities, the Property Partnerships or any tenant of any of the Properties is in default under any of the ground leases (as lessee) or space leases (as lessor or lessee, as the case may be) relating to, or any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Properties, and neither the Company nor the Operating Partnership knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, in each case, other than such defaults that would not have a Material Adverse Effect.  No tenant under any of the leases, pursuant to which the Operating Partnership or any Property Partnership, as lessor, leases its Property, has an option or right of first refusal to purchase the premises demised under such lease, the exercise of which would have a Material Adverse Effect.  Each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not in the aggregate have a Material Adverse Effect.  Neither the Company nor the Operating Partnership has any knowledge of any pending or threatened condemnation proceeding, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to, the Properties, except such proceedings or actions that would not have a Material Adverse Effect.

(28)                          Environmental Laws.  Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus or except such violations as would not, singly or in the aggregate, result in a Material Adverse Effect, (a) none of the Company, the Operating Partnership, the other Simon Entities or any Property Partnership is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree of judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (b) the Company, the Operating Partnership, the other Simon Entities and the Property Partnerships have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (c) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, the Operating Partnership, any of the other Simon Entities or the Property Partnerships and (d) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, the Operating Partnership, any of the other Simon Entities or any Property Partnership relating to any Hazardous Materials or the violation of any Environmental Laws.

(29)                          Insurance.  Each of the Company, the Operating Partnership, the other Simon Entities and the Property Partnerships maintains insurance covering its properties, assets, operations, personnel and businesses, and such insurance is of such type and in such amounts in accordance with customary industry practice to protect it and its business.

(30)                          Reporting Company.  Each of the Company and the Operating Partnership is subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

(31)                          Statistical Data and Forward-Looking Statements.  The statistical and market-related data and forward-looking statements (within the meaning of Section 27A of the Act and Section 21E of the 1934 Act) included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company and the Operating Partnership believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

(32)                          Price Manipulation and Market Stabilization.  None of the Company, the Operating Partnership, any of the other Simon Entities or any of their respective directors, officers, affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)) or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any security of the Company or the Operating Partnership to facilitate the sale or resale of the Securities.

(33)                          Foreign Corrupt Practices Act.  Neither the Company or the Operating Partnership nor, to the knowledge of the Company or the Operating Partnership, any other Simon Entity or any Property Partnership, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company, the Operating Partnership or any other Simon Entity or any Property Partnership, has: used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(34)                          Money Laundering Laws.  The operations of the Company, the Operating Partnership and each other Simon Entity and Property Partnership are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Partnership or any other Simon Entity or Property Partnership with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or the Operating Partnership, threatened.

(35)                          OFAC.  None of the Company, the Operating Partnership or any other Simon Entity or Property Partnership or, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee or Affiliate of the Company, the Operating Partnership or any other Simon Entity or Property Partnership is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(b)                           Representations and Warranties by the Selling Shareholder.  The Selling Shareholder represents and warrants to the Underwriter, as of each Representation Date, and agrees with the Underwriter, as follows:

(1)                                 Accurate Disclosure.  None of the Registration Statement, the General Disclosure Package or the Prospectus or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein (other than in the case of the Registration Statement or any amendment thereto, in the light of the circumstances under which they were made) not misleading, provided that the representations and warranties set forth in this paragraph apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder (the “Selling Shareholder Information”) furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, the General Disclosure Package or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by or on behalf of the Selling Shareholder consists of the information relating to the Selling Shareholder under the caption “Selling Stockholder” in the General Disclosure Package and the Prospectus (the “Selling Shareholder Information”).

(2)                                 Not Prompted to Sell Due to Other Information.  The Selling Shareholder is not prompted to sell the Securities by any information concerning the Company, the Operating Partnership or any other direct or indirect subsidiary of the Company which is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(3)                                 Authorization of this Agreement.  This Agreement has been duly authorized, executed and delivered by the Selling Shareholder by Theodore R. Boehm, as successor trustee of the Selling Shareholder (the “Trustee”) and, assuming due authorization, execution and delivery by or on behalf of the Company, the Operating Partnership and the Underwriter, shall constitute a valid and legally binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms except: (a) to the extent that enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether considered at law or in equity); and (b) to the extent that rights to indemnification and contribution contained in this Agreement may be limited by state or federal securities laws or public policy.

(4)                                 Absence of Defaults and Conflicts.  The execution, delivery and performance of this Agreement by the Selling Shareholder, the sale and delivery of the Securities by the Selling Shareholder and the consummation of the transactions contemplated hereby or in the Prospectus and compliance by the Selling Shareholder with its obligations hereunder  (A) do not and shall not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon the

Securities or any assets, or properties of the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Selling Shareholder is a party or by which it may be bound, or to which any of its assets or properties may be bound or subject, (B) nor shall such action result in any violation of (i) the provisions of the Trust Agreement or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its assets or properties, other than in the case of clauses (A), and (B)(ii), as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Selling Shareholder’s ability to execute, deliver or perform its obligations under this Agreement.

(5)                                 No Other Agreements relating to the Securities or Units. Other than this Agreement and the agreements listed in Schedule 3 hereto, there are no agreements entered into on behalf of the Selling Shareholder relating to the Securities or the limited partnership units in the Operating Partnership that were exchanged for the Securities.

(6)                                 Good and Valid Title.  Except with respect to the 1933 Act legend on the Securities that will be removed prior to the Closing Time, the Selling Shareholder has, and at the Closing Time will have, good and valid title to the Securities to be sold by the Selling Shareholder at the Closing Time, free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Shareholder or a valid security entitlement in respect of such Securities.

(7)                                 Delivery of Securities.  Upon (A) payment of the purchase price for the Securities to be sold by the Selling Shareholder pursuant to this Agreement, (B) delivery of such Securities, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), (C) registration of such Securities in the name of Cede or such other nominee, and (D) the crediting of such Securities on the books of DTC to securities accounts (within the meaning of Section 8-501(a) of the Uniform Commercial Code then in effect in the State of New York (“UCC”)) of the Underwriter (assuming that neither DTC nor the Underwriter has “notice of any adverse claim,” within the meaning of Section 8-105 of the UCC, to such Securities), (i) DTC shall be a “protected purchaser,” within the meaning of Section 8-303 of the UCC, of such Securities and will acquire its interest in the Securities (including, without limitation, all rights that the Selling Shareholder had or has the power to transfer in such Securities) free and clear of any adverse claim within the meaning of Section 8-102 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriter will acquire a valid “security entitlement” in respect of such Securities and (iii) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to the Securities may be asserted against the Underwriter with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery, registration and crediting occur, (I) the registration of such Securities in the name of Cede or another nominee designated by

DTC, in each case on the Company’s share registry, will be in accordance with the Charter and the by-laws of the Company and applicable law, (II) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC, (III) appropriate entries to the account of the Underwriter on the records of DTC will have been made pursuant to the UCC, (IV) to the extent DTC, or any other securities intermediary which acts as “clearing corporation” with respect to the Securities, maintains any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) in a clearing corporation pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of DTC or such securities intermediaries and the ownership interest of the Underwriter, (V) claims of creditors of DTC or any other securities intermediary or clearing corporation may be given priority to the extent set forth in Section 8-511(b) and 8-511(c) of the UCC and (VI) if at any time DTC or other securities intermediary does not have sufficient Securities to satisfy claims of all of its entitlement holders with respect thereto, then all holders will share pro rata in the Securities then held by DTC or such securities intermediary.

(8)                                 Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or any other entity or person is necessary or required for the performance by the Selling Shareholder of its obligations under this Agreement or in connection with the transactions contemplated under this Agreement, except (i) such as have been already obtained under the 1933 Act or the 1933 Act Regulations, (ii) such as may be required under state securities laws or under the by-laws and rules of FINRA or the NYSE or (iii) for those as to which the failure to obtain would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Selling Shareholder’s ability to execute, deliver or perform its obligations under this Agreement.

(9)                                 Registration Rights.  Other than with respect to the Securities being sold by the Selling Shareholder pursuant to this Agreement, the Selling Shareholder does not directly have any registration or other similar rights to have any securities of the Company or the Operating Partnership registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the 1933 Act.

(10)                          Price Manipulation and Market Stabilization.  Neither the Selling Shareholder nor the Trustee has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any security of the Company or the Operating Partnership to facilitate the sale or resale of the Securities.

(11)                          No Free Writing Prospectus. The Selling Shareholder has not prepared or had prepared on its behalf or used or referred to any “free writing prospectus” (as defined in Rule 405), and has not distributed any written materials in connection with the offer or sale of the Securities other than the General Disclosure Package and the Prospectus.

(12)                          No Brokerage Commission or Similar Contracts. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Selling Shareholder and any other person or entity that would give rise to a valid claim against such Selling Shareholder or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering of the Securities.

(13)                          No Association with FINRA.  Neither the Selling Shareholder nor the Trustee directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any member firm of FINRA or is associated with a member (within the meaning of the FINRA By-Laws) of FINRA.

(c)                            Officers’ Certificates.  Any certificate signed by any officer or authorized representative of the Company or the Operating Partnership and any certificate signed by the Selling Shareholder, and in each case delivered to the Underwriter or to counsel for the Underwriter in connection with the offering of the Securities shall be deemed a representation and warranty by such entity or person, as the case may be, to the Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

SECTION 2.  Sale and Delivery to the Underwriter; Closing.

(a)                           Purchase and Sale.  On the basis of the representations and warranties contained herein and subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Shareholder, at a purchase price of $154.64 per share, the Securities.

(b)                           Delivery and Payment.  Payment of the purchase price for, and delivery of, the Securities shall be made at the office of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Underwriter and the Selling Shareholder, at 10:00 A.M. (New York City time) on the fourth business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Selling Shareholder (such time and date of payment and delivery being herein called the “Closing Time”). Delivery of the Securities shall be made, and the Securities shall be registered in such names and denominations, as the Underwriter shall have requested at least one full business day prior to the Closing Time.

Payment for the Securities shall be made to the Selling Shareholder by wire transfer of same day funds payable to the order of the Selling Shareholder, against delivery to the Underwriter or its designee.

SECTION 3.  Covenants of the Company, the Operating Partnership and the Selling Shareholder.

(i) The Company and the Operating Partnership, jointly and severally, covenant with the Underwriter as follows:

(a)                            Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees.  The Company, subject to Section 3(i)(e), will comply with the requirements of Rule 430B and will notify the Underwriter immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Securities shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.  The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) (i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)                           Delivery of Registration Statements.  The Company has furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, copies of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and copies of all consents and certificates of experts, and will also deliver to the Underwriter, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits).  The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(c)                            Delivery of Prospectus(es).  The Company, as promptly as possible, shall furnish to the Underwriter, without charge, such number of each preliminary prospectus as the Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Company will furnish to the Underwriter, without charge, during the period when a prospectus is required to be delivered (or but for Rule 172 of the 1933 Act Regulations would be required to be delivered) under the 1933 Act, such number of copies of the Prospectus and any amendments and supplements thereto and documents incorporated by reference therein as the Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)                           Notice and Effect of Material Events.  The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus.  The Company shall immediately notify the Underwriter, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) at any time when a prospectus is required by the 1933 Act to be delivered (or but for Rule 172 of the 1933 Act Regulations would be required to be delivered) in connection with sales of the Securities, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, the Operating Partnership, any other Simon Entity or any Property Partnership which (i) make any statement in the Registration Statement, the General Disclosure Package or the Prospectus false or misleading or (ii) are not disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.  In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company or its counsel, the Underwriter or counsel for the Underwriter or the Selling Shareholder or counsel for the Selling Shareholder to amend the Registration Statement or to amend or supplement the General Disclosure Package or the Prospectus in order that the same not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (except in the case of the Registration Statement, in the light of the circumstances existing at the time the General Disclosure Package or the Prospectus, as the case may be, is delivered to a purchaser), the Company shall forthwith amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, by preparing and furnishing to the Underwriter and the Selling Shareholder an amendment or amendments of, or a supplement or supplements to, the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, (in form and substance satisfactory in the reasonable opinion of counsel for the Underwriter and counsel for the Selling Shareholder) so that, as so amended or supplemented, the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances existing at the time the General Disclosure Package or the Prospectus, as the case may be, is delivered to a purchaser), not misleading.  In addition, if it shall be necessary, in the opinion of counsel for the Underwriter or counsel for the Selling Shareholder, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the preliminary prospectus or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(i)(e), such amendment, supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Company will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Securities) and the Company will furnish to the Underwriter and the Selling Shareholder such number of copies of such amendment, supplement or new registration statement as the Underwriter and the Selling

Shareholder may reasonably request.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities) or the Statutory Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Underwriter and the Selling Shareholder and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus or preliminary prospectus to eliminate or correct such conflict, untrue statement or omission.

(e)                            Filing of Amendments and 1934 Act Documents.  The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Securities or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Company will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall object.  Neither the consent of the Underwriter, nor the Underwriter’s delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.  The Company will give the Underwriter prompt notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Underwriter notice of its intention to make any filings pursuant to the 1934 Act or 1934 Act Regulations from the Applicable Time to the Closing Time, and will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall object.

(f)                             Renewal of Registration Statement.  If immediately prior to the third anniversary of March 2, 2012 (such third anniversary, the “Renewal Deadline”) any of the Securities remain unsold by the Underwriter, the Company will, prior to the Renewal Deadline, promptly notify the Underwriter and file, if it has not already done so and is eligible to do so, an automatic shelf registration statement (as defined in Rule 405 of the 1933 Act Regulations) relating to such Securities, in a form satisfactory to the Underwriter. If at the Renewal Deadline any of the Securities remain unsold by the Underwriter and the Company is not eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, promptly notify the Underwriter and file a new shelf registration statement or post-effective amendment on the proper form relating to such Securities in a form satisfactory to the Underwriter, and will use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable after the Renewal Deadline and promptly notify the Underwriter of such effectiveness.  The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating thereto.  References herein to the “Registration Statement” shall include such automatic shelf registration statement or such new shelf registration statement or post-effective amendment, as the case may be.

(g)                            Blue-Sky Qualifications.  The Company shall use its best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify or register as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or registered, or provide any undertaking or make any change in its Charter or by-laws that the Board of Directors of the Company reasonably determines to be contrary to the best interests of the Company and its stockholders or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  In each jurisdiction in which the Securities have been so qualified or registered, the Company shall file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.  The Company will also supply the Underwriter with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Underwriter may request.

(h)                           Stop Order by State Securities Commission.  The Company shall advise the Underwriter promptly and, if requested by the Underwriter, to confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority.  The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws, and if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(i)                               Listing.  The Company will use its best efforts to maintain the listing of the Securities on the NYSE.

(j)                              Earnings Statement.  The Company shall timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement (in form complying with Rule 158 of the 1933 Act Regulations) for the purposes of, and to provide to the Underwriter the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(k)                           Reporting Requirements.  The Company, during the period when a prospectus is required to be delivered (or but for Rule 172 of the 1933 Act Regulations would be required to be delivered) under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l)                               Issuer Free Writing Prospectuses.  Each of the Company and the Operating Partnership represents and agrees that, unless it obtains the prior consent of the Underwriter, and the Underwriter represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company or the Underwriter, as applicable, is herein referred to as a “Permitted Free Writing Prospectus.”  Each of the Company and the Operating Partnership represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and the Company has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record-keeping. Notwithstanding the foregoing, each of the Company and the Operating Partnership consents to the use by the Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, and (b) contains only (i) information describing the preliminary terms of the Securities or their offering or (ii) information that describes the final terms of the Securities or their offering.

(m)                       REIT Qualification.  The Company shall use its best efforts to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Code for the taxable year in which sales of the Securities are to occur and for its future taxable years.

(n)                           1934 Act Filings.  During the period from the Closing Time until one year after the Closing Time, the Company shall deliver to the Underwriter, (i) promptly upon their becoming available, copies of all current, regular and periodic reports of the Company filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission’s functions, and (ii) such other information concerning the Company as the Underwriter may reasonably request.

(o)                           Price Manipulation and Market Stabilization.  The Company and the Operating Partnership will not, and will not permit any of the other Simon Entities, the Property Partnerships or any of their respective directors, officers, affiliates or controlling persons to take, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(p)                           Regulation M.  None of the Company, the Operating Partnership or any Affiliate will take any action prohibited by Regulation M under the 1934 Act in connection with the distribution of the Securities contemplated hereby.

(ii)  The Selling Shareholder covenants with the Underwriter as follows:

(a)                                 Issuer Free Writing Prospectuses.  The Selling Shareholder represents and agrees that, unless it obtains the prior consent of the Company and the Underwriter, and each of the Company, the Operating Partnership and the Underwriter represents and agrees that, unless it obtains the prior consent of the Selling Shareholder, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.

Any such free writing prospectus consented to by the Company and the Underwriter or by the Selling Shareholder, as applicable, is herein referred to as a “Permitted Free Writing Prospectus.”  The Selling Shareholder represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and the Selling Shareholder has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record-keeping.  Notwithstanding the foregoing, the Selling Shareholder consents to the use by the Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, and (b) contains only (i) information describing the preliminary terms of the Securities or their offering or (ii) information that describes the final terms of the Securities or their offering.

(b)                                 Price Manipulation and Market Stabilization.  None of the Selling Shareholder or the Trustee will take, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

(c)                                  Regulation M.  Neither the Selling Shareholder nor the Trustee will take any action prohibited by Regulation M under the 1934 Act in connection with the distribution of the Securities contemplated hereby.

SECTION 4.  Payment of Expenses.

(a)                           Expenses.  The Company and the Operating Partnership shall pay all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement, any Agreement between the Underwriter, and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, printing, issuance and delivery of the Securities, or any certificates for the Securities to the Underwriter, (iv) the fees and disbursements of the Company’s and Operating Partnership’s counsel, accountants and other advisors or agents (including transfer agents and registrars), (v) the qualification of the Securities under state securities and real estate syndication laws in accordance with the provisions of Section 3(i)(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation, printing and delivery of a blue-sky survey, (vi) the printing and delivery to the Underwriter of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus (including financial statements and any schedules or exhibits and any document incorporated by reference) and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriter to investors, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show; and (viii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriter caused by a breach of the representation contained in Section 1(a)(4).  Notwithstanding the foregoing, the provisions of this Section shall not affect any agreement that the Company, the Operating Partnership and the Selling Shareholder have made or may make for the sharing or reimbursement of expenses.

(b)                           Expenses of the Selling Shareholder.  Notwithstanding anything to the contrary contained herein, the Selling Shareholder shall pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any transfer taxes, stamp or other duties payable upon the sale and delivery of the Securities to the Underwriter and (ii) the fees and disbursements of its counsel, accountants and other advisors or agents.

(c)                            Termination of Agreement.  If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5, Section 9(a)(i) or Section 9(a)(iii) (with respect to the securities of the Company or the Operating Partnership), the Company, the Operating Partnership and the Selling Shareholder shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

SECTION 5.  Conditions of Underwriter’s Obligations.

The obligations of the Underwriter are subject to the accuracy of the representations and warranties of the Company, the Operating Partnership and the Selling Shareholder contained in Section 1 hereof or in certificates of any officer or authorized representative of the Company, the Operating Partnership, any other Simon Entity or the Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company, the Operating Partnership and the Selling Shareholder of their covenants and other obligations hereunder, and to the following further conditions:

(a)                           Effectiveness of Registration Statement; Filing of Prospectus; Payment of Filing Fee.  The Registration Statement has become effective and at the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter.  A prospectus supplement containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B).  The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-

effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b)                           Opinions of Counsel for Company and Operating Partnership.  At the Closing Time, the Underwriter shall have received the favorable opinions, dated as of the Closing Time, of Faegre Baker Daniels LLP, special counsel for the Company and the Operating Partnership, and James M. Barkley, the General Counsel of the Company and the Operating Partnership, or such other counsel as is designated by the Company, in form and substance satisfactory to the Underwriter.  Such opinions shall address such of the items set forth in Exhibits A-1 and A-2.

(c)                            Opinions of Counsel for Selling Shareholder.  At the Closing Time, the Underwriter shall have received the favorable opinions, dated as of the Closing Time, of Alerding Castor Hewitt, LLP, counsel for the Selling Shareholder, and Weil, Gotshal & Manges LLP, special counsel for the Selling Shareholder, or such other counsel as is designated by the Selling Shareholder, in form and substance satisfactory to the Underwriter.  Such opinions shall address such of the items set forth in Exhibit B.

(d)                           Opinion of Counsel for Underwriter.  At the Closing Time, the Underwriter shall have received the favorable opinion, dated as of the Closing Time, of Sidley Austin LLP, counsel for the Underwriter, with respect to those matters requested by the Underwriter.  In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal securities law of the United States, the Delaware General Corporation Law and the Delaware Revised Uniform Limited Partnership Act, upon the opinions of counsel satisfactory to the Underwriter.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or authorized representatives of the Company, the Operating Partnership, the other Simon Entities, the Selling Shareholder and certificates of public officials.

(e)                            Officers’ Certificate of the Company.  At the Closing Time, there shall not have been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and the other Simon Entities considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the Chief Executive Officer, President or a Vice President and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) are true and correct, in all material respects, with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission, (v) no order suspending the sale of the Securities in any jurisdiction has been issued and no proceedings for that purpose have been initiated or threatened by the state securities authority of any jurisdiction, (vi) none of the Registration Statement, the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) none of the events listed in Section 9(a) shall have occurred.

(f)                             Trustee’s Certificate of the Selling Shareholder.  At the Closing Time, the Underwriter shall have received a certificate of the Selling Shareholder, dated as of the Closing Time, to the effect that (i) the representations and warranties in Section 1(b) are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (ii) the Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(g)                            Accountant’s Comfort Letter.  At the time of the execution of this Agreement, the Underwriter shall have received from Ernst & Young LLP a letter, dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters as set forth in AU Section 634 of the AICPA Professional Standards with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(h)                           Bring-down Comfort Letter.  At the Closing Time, the Underwriter shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(i)                               Listing.  At the Closing Time, the Securities shall have been approved for listing on the NYSE and satisfactory evidence of such action shall have been provided to the Underwriter.

(j)                              Additional Documents.  At the Closing Time, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholder in connection with the sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

(k)                           Termination of this Agreement.  If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company and the Selling Shareholder at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4, and except that Sections 1, 6, 7, 8, 12 and 13 shall survive any such termination and remain in full force and effect.

SECTION 6.  Indemnification.

(a)                           Indemnification of the Underwriter.  The Company and Operating Partnership, jointly and severally, agree to indemnify and hold harmless the Underwriter, its selling agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and its officers, directors, members, Affiliates and employees as follows:

(1)                                 against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the roadshow materials relating to the offer of the Securities, any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(2)                                 against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

(3)                                 against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Underwriter consists of the information described in Section 6(c) hereof.

(b)                           Indemnification of the Underwriter by the Selling Shareholder.  The Selling Shareholder agrees to indemnify and hold harmless the Underwriter, its selling agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and its officers, directors, members, Affiliates and employees against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section; provided, however, that this indemnity agreement shall only apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Selling Shareholder Information; provided, further, that the liability of the Selling Shareholder under this subsection shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, received by the Selling Shareholder from the sale of the Securities sold by the Selling Shareholder under this Agreement.

(c)                            Indemnification of Company, Operating Partnership, Selling Shareholder and Company’s Directors and Officers.  The Underwriter agrees to indemnify and hold harmless the Company, the Operating Partnership, each of the Company’s directors, each of the Company’s officers who signed the Registration Statement, each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Selling Shareholder and each person who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter.  The Company hereby acknowledges that the only information that the Underwriter has furnished to the Company expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in (i) the name of the Underwriter contained on the cover page and on the back page of the Prospectus, (ii) the second, third, fourth and fifth sentences of the first paragraph under the caption “Underwriting—Commissions and Discounts” in the Prospectus and (iii) the first and second paragraphs under the caption “Underwriting—Short Positions” in the Prospectus.

(d)                           Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)                            Settlement Without Consent If Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel in accordance with the provisions hereof, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(2) effected without its written consent if (i) such settlement is entered into in good faith by the indemnified party more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f)                             Other Agreements with Respect to Indemnification.  The provisions of this Section shall not affect any agreement between the Company and the Selling Shareholder with respect to indemnification.

SECTION 7.  Contribution.

If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriter, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Operating Partnership and the Selling Shareholder, on the one hand, and of the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Selling Shareholder and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company, the Operating Partnership and the Selling Shareholder, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Operating Partnership or the Selling Shareholder or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Operating Partnership, the Selling Shareholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, (i) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and (ii) the Selling Shareholder shall not be required to contribute in excess of the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, received by the Selling Shareholder from the sale of the Securities sold by the Selling Shareholder under this Agreement.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Underwriter’s officers, directors, members, Affiliates, employees and selling agents shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, the Operating Partnership or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company, the Operating Partnership or the Selling Shareholder, as the case may be.

The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholder with respect to contribution.

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.

All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, the Operating Partnership or the Selling Shareholder or authorized representatives of each of the Company, the Operating Partnership or the Selling Shareholder submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or its Affiliates or selling agents, any person controlling the Underwriter, its officers or directors or any person controlling the Company, the Operating Partnership or the Selling Shareholder, and (ii) delivery of and payment for the Securities.

SECTION 9.  Termination.

(a)                           Termination; General.  The Underwriter may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the earlier of the respective dates as of which information is given in the Registration Statement, the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and the other Simon Entities considered as one enterprise, whether or not arising in the ordinary course of business, the effect of which is such as to make it, in the reasonable judgment of the Underwriter, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Registration Statement, the Prospectus or the General Disclosure Package, or (ii) if there has occurred (A) any material adverse change in the financial markets in the United States or the international financial markets, (B) any outbreak of hostilities or escalation thereof or other calamity or crisis, (C) a declaration by the United States of a national emergency or war, or (D) any change or development involving a prospective change in national or international political, financial, or economic conditions, in each case, the effect of which is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company or the Operating Partnership has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE, the Nasdaq Global Market or the NYSE Amex Equities or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York, or Delaware authorities, or (v) a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred.

(b)                           Liabilities.  If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided, further, that Sections 1, 6, 7, 8, 9, 12 and 13 hereof shall survive such termination and remain in full force and effect.

SECTION 10.  Notices.

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriter shall be directed to it at Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, with a copy to Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, attention of Edward F. Petrosky, Esq. and J. Gerard Cummins, Esq.; notices to the Simon Entities shall be directed to any of them at National City Center, 225 West Washington Street, Indianapolis, Indiana 46204, attention of Mr. David Simon, with a copy to Faegre Baker Daniels LLP, 600 East 96th Street, Suite 600, Indianapolis, Indiana 46240, attention of David C. Worrell, Esq. and Janelle Blankenship, Esq.; and notices to the Selling Shareholder shall be directed to Theodore R. Boehm, c/o Brian C. Hewitt, Alerding Castor Hewitt, LLP, 47. S. Pennsylvania Street, Suite 700, Indianapolis, Indiana 46204.

SECTION 11.  Parties.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter, the Company, the Operating Partnership, the Selling Shareholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives and the Company, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 12.  GOVERNING LAW AND TIME

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.  TIME SHALL BE OF THE ESSENCE TO THIS AGREEMENT.  EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.  THE COMPANY, THE OPERATING PARTNERSHIP, THE SELLING SHAREHOLDER AND THE UNDERWRITER HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) WITH RESPECT TO THIS AGREEMENT.

SECTION 13.  No Advisory or Fiduciary Relationship.

Each of the Company, the Operating Partnership and the Selling Shareholder acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, the Operating Partnership and the Selling Shareholder, on the one hand, and the Underwriter, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, the Operating Partnership, the Selling Shareholder or their respective stockholders, creditors, employees or any other party, (c) the Underwriter has not assumed or will not assume an advisory or fiduciary responsibility in favor of the Company, the Operating Partnership or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company, the Operating Partnership or the Selling Shareholder on other matters) and the Underwriter has no obligation to the Company, the Operating Partnership or the Selling Shareholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriter and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, the Operating Partnership and the Selling Shareholder and (e) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and each of the Company, the Operating Partnership and the Selling Shareholder has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  Furthermore, each of the Company, the Operating Partnership and the Selling Shareholder agrees that it is solely responsible for making its own judgments in connection with the offering of the Securities (irrespective of whether the Underwriter has advised or is currently advising the Company, the Operating Partnership or the Selling Shareholder on related or other matters).

SECTION 14.  Integration.

(a)                                 This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Operating Partnership and the Underwriter, or any of them, with respect to the subject matter hereof.

(b)                                 This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Selling Shareholder and the Underwriter, or any of them, with respect to the subject matter hereof.

SECTION 15.  Effect of Headings.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company, the Operating Partnership and the Selling Shareholder a counterpart hereof, whereupon this Agreement, along with all counterparts, shall become a binding agreement among the Underwriter and the Company, the Operating Partnership and the Selling Shareholder in accordance with its terms.

Very truly yours,

SIMON PROPERTY GROUP, INC.

By:	/s/ Andrew Juster
Name: Andrew Juster
Title: Executive Vice President and Treasurer

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc.,
its General Partner

By:	/s/ Andrew Juster
Name: Andrew Juster
Title: Executive Vice President and Treasurer

THE MELVIN SIMON FAMILY
ENTERPRISES TRUST

By:	/s/ Theodore R. Boehm
Name: Theodore R. Boehm
Title: Successor Trustee

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Jack Vissicchio
Name: Jack Vissicchio
Title: Managing Director

SCHEDULE 1

1.                                      The price per share of the Securities is $154.64

2.                                      The number of Securities purchased by the Underwriter is 5,873,620

3.                                      The Closing Time is September 25, 2012

SCHEDULE 2

Issuer General Use Free Writing Prospectus

None.

SCHEDULE 3

Other Agreements Relating to the Securities

1.              Settlement Agreement, dated September 12, 2012, by and among the Trust, through the Trustee, the Company and the Operating Partnership.

2.              Release Agreement, dated September 14, 2012, by and among the Trustee, as successor trustee of the Trust, Bren Simon, Deborah Simon, the Company and the Operating Partnership.

3.              Agreement Regarding Administration Pending Order, dated September 13, 2012, by and between the Trust, through the Trustee and Deborah J. Simon.

4.              The OP Partnership Agreement.

Exhibit A-1

FORM OF OPINION OF SPECIAL COUNSEL
FOR THE COMPANY AND THE OPERATING PARTNERSHIP
TO BE DELIVERED PURSUANT TO SECTION 5(b)

(1)                                 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(2)                                 The Company has the corporate power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and the General Disclosure Package, and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement.

(3)                                 The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with the requisite power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and the General Disclosure Package and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement.

(4)                                 The Underwriting Agreement has been duly and validly authorized by the Company and the Operating Partnership.  Any one of the Chairman of the Board, Chief Executive Officer, President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of the Company has been duly authorized to execute and deliver the Underwriting Agreement for the Company and the Operating Partnership. The Underwriting Agreement has been duly and validly executed and delivered by the Company and the Operating Partnership.

(5)                                 The execution, delivery and performance of the Underwriting Agreement, the consummation of the transactions contemplated in the Underwriting Agreement, and compliance by the Company and the Operating Partnership with their respective obligations under the Underwriting Agreement does not and will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a breach of, or default under (i) any provisions of the Charter and by-laws of the Company, the OP Partnership Agreement or the certificate of limited partnership of the Operating Partnership; (ii) any applicable federal or Delaware law, statute, rule or regulation; or (iii) to such counsel’s knowledge, any federal or Delaware order or administrative or court decree, binding upon the Company or the Operating Partnership or to which the Company or the Operating Partnership is subject, except, in the case of (ii) and (iii) above, for conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect.

(6)                                 The documents filed pursuant to the 1934 Act and incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package (other than the financial statements and supporting schedules therein and other financial data, as to which such counsel expresses no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and

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the rules and regulations of the Commission thereunder.  In passing upon compliance as to the form of such documents, such counsel may have assumed that the statements made or incorporated by reference therein are complete and correct.

(7)                                 The information in the Prospectus and the preliminary prospectus included as part of the General Disclosure Package under “Federal Income Tax Considerations,” “Certain Federal Income Tax Considerations” and “Description of Securities Being Offered,” to the extent that it purports to summarize matters of law, descriptions of statutes, rules or regulations, summaries of legal matters, the Company’s organizational documents, or the Securities or legal proceedings, or legal conclusions, has been reviewed by such counsel, is correct and presents fairly the information required to be disclosed therein in all material respects.

(8)                                 None of the Company, the Operating Partnership or any of the other Simon Entities is, or after giving effect to the transactions contemplated by the Underwriting Agreement will be, required to be registered as an investment company under the 1940 Act.

(9)                                 The Securities have been duly and validly authorized for issuance by the Company to the Selling Shareholder and are validly issued, fully paid and nonassessable. The issuance of the Securities by the Company was not subject to preemptive or other similar rights arising by operation of law or under the Charter and the by-laws of the Company or under any agreement known to such counsel to which the Company or any of the other Simon Entities is a party or otherwise.  No holder of such Securities will be subject to personal liability by reason of being such a holder.

(10)                          The Company elected to be taxed as a “real estate investment trust” under the Internal Revenue Code of 1986 (the “Code”) effective for its taxable year ended December 31, 1973, and has been organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” under the Code for such taxable year and each year thereafter through its taxable year ended December 31, 2011, and its organizational structure and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Code.

(11)                          The Registration Statement has become effective under the 1933 Act; any required filing of each prospectus relating to the Securities (including the preliminary prospectus supplement and the Prospectus) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(12)                          The Registration Statement, including without limitation the Rule 430B Information, and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, other than the financial statements and supporting schedules included therein or omitted therefrom, as

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to which such counsel need express no opinion, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(13)                          To such counsel’s knowledge, except as disclosed in the Prospectus and the General Disclosure Package, there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

(14)                          The Securities have been listed and are authorized for trading on the NYSE.

(15)                          No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement by the Company and the Operating Partnership or the consummation of the transactions contemplated by the Underwriting Agreement.

In connection with the preparation of the Registration Statement, the Prospectus and the General Disclosure Package, such counsel has participated in conferences with officers and other representatives of the Company, the Selling Shareholder and the independent public accountants for the Company and the Operating Partnership at which the contents of the same and related matters were discussed.  On the basis of such participation and review, but without independent verification by such counsel of, and, other than with respect to opinion paragraphs 7 and 10 above, without assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and the General Disclosure Package, no facts have come to the attention of such counsel that would lead such counsel to believe that the Original Registration Statement (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at the time such Original Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; that the Registration Statement, including the Rule 430B Information (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at each deemed effective date with respect to the Underwriter pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus (except for financial statements, the schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), as of the time the final prospectus supplement relating to the Securities was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  In addition, nothing has come to such counsel’s attention that would lead such counsel to believe that the General Disclosure Package, other than the financial statements and schedules and other financial data included or incorporated by

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reference therein or omitted therefrom, as to which such counsel need make no statement, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

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Exhibit A-2

FORM OF OPINION OF THE COMPANY’S AND OPERATING PARTNERSHIP’S GENERAL COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(b)

(1)                                 The Company has been duly organized and is validly existing as a corporation in good standing under the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the General Disclosure Package and to enter into and perform its obligations under this Agreement.

(2)                                 The Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register or be in good standing would not result in a Material Adverse Effect.

(3)                                 The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with the requisite power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and the General Disclosure Package and to enter into and perform its obligations under the Underwriting Agreement, and is duly qualified or registered as a foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.  The OP Partnership Agreement has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement, enforceable against the parties thereto in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as rights to indemnity thereunder may be limited by applicable law.

(4)                                 Each Simon Entity other than the Company and the Operating Partnership has been duly incorporated or organized and is validly existing as a corporation, limited partnership or other legal entity, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and the General Disclosure Package and is duly qualified or registered as a foreign corporation, limited partnership or other legal entity, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register or to be in good standing would not result in a Material Adverse Effect.

A-2-1

(5)                                 The authorized, issued and outstanding shares of capital stock of the Company, including the Securities, are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(6)                                 None of the Company, the Operating Partnership or any of the other Simon Entities is in violation of its charter, by-laws, partnership agreement, or other organizational document, as the case may be, and no default by the Company, the Operating Partnership or any other Simon Entity exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the preliminary prospectus, the Prospectus or the General Disclosure Package or filed or incorporated by reference therein, except in each case for violations (other than with respect to the charter, by-laws, partnership agreement, or other organizational document of such entities) or defaults which in the aggregate are not reasonably expected to result in a Material Adverse Effect.

(7)                                 The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated thereby did not and do not, conflict with or constitute a breach or violation of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any Property, pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, to which the Company, the Operating Partnership or any of the other Simon Entities is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company, the Operating Partnership or any of the other Simon Entities is subject, nor will such action result in any violation of the provisions of the charter, by-laws, partnership agreement or other organizational document of the Company, the Operating Partnership or any other Simon Entity or any applicable laws, statutes, rules or regulations of the United States or any jurisdiction of incorporation or formation of the Company, the Operating Partnership or any of the other Simon Entities or any judgment, order, writ or decree binding upon the Company, the Operating Partnership or any other Simon Entity, which judgment, order, writ or decree, is known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Operating Partnership or any other Simon Entity or any of their assets, properties or operations, except for such conflicts, breaches, violations (other than with respect to the charter, by-laws, partnership agreement, or other organizational document of such entities), defaults, events or Liens that would not result in a Material Adverse Effect.

(8)                                 No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which such counsel need express no opinion) is required in connection with the due authorization, execution and delivery of the Underwriting Agreement by the Company and the Operating Partnership or the consummation of the transactions contemplated by the Underwriting Agreement.

(9)                                 There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or threatened, against

A-2-2

or affecting the Company, the Operating Partnership or any other Simon Entity which is required to be disclosed in the Registration Statement, the Prospectus or the General Disclosure Package (other than as stated or incorporated by reference therein), or which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Underwriting Agreement, the performance by the Company and the Operating Partnership of their respective obligations thereunder or the transactions contemplated by the Prospectus.

(10)                          All descriptions in the Registration Statement, the Prospectus or the General Disclosure Package of contracts and other documents to which the Company, the Operating Partnership or any other Simon Entity is a party are accurate in all material respects.  To the best knowledge and information of such counsel, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the Prospectus or the General Disclosure Package other than those described or referred to therein, and the descriptions thereof or references thereto are correct in all material respects.

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Exhibit B

FORM OF OPINIONS OF COUNSELS FOR
THE SELLING SHAREHOLDER
TO BE DELIVERED PURSUANT TO SECTION 5(c)

FORM OF OPINION OF WEIL, GOTSHAL & MANGES

Assuming that the Underwriter acquires the Securities from the Selling Stockholder pursuant to the Underwriting Agreement without notice of an adverse claim thereto, upon (a)(i) indication by The Depository Trust Company (“DTC”) by book entry that the Securities have been credited to the Underwriter’s securities account at DTC or (ii) DTC’s acquisition of the Securities for the Underwriter and acceptance of the Securities for the Underwriter’s securities account and (b) payment therefor in accordance with the terms of the Underwriting Agreement, (y) the Underwriter will acquire a valid security entitlement in respect of the Securities and (z) no action based on an adverse claim to the Securities may be validly asserted against the Underwriter with respect to such security entitlement.  For purposes of this paragraph, the terms “adverse claim”, “notice of an adverse claim”, “securities account” and “security entitlement” have the respective meanings ascribed thereto in Sections 8-102(a)(1), 8-105, 8-501(a) and 8-102(a)(17) of the Uniform Commercial Code in effect in the State of New York

FORM OF OPINION OF ALERDING CASTOR HEWITT, LLP

(1)                                 The Underwriting Agreement has been duly and validly executed and delivered by the Trustee in his capacity as successor trustee for the Selling Shareholder.

(2)                                 The execution and delivery of the Underwriting Agreement by the Trustee in his capacity as trustee for the Selling Shareholder and the Selling Shareholder’s performance of its obligations thereunder do not and will not (a) conflict with, constitute a default under, or violate any term, condition, or provision of (i) the Trust Agreement, (ii) the Indiana Trust Code, or (iii) any agreement expressly set forth on Schedule 3 to the Underwriting Agreement, or (b) to such counsel’s knowledge, conflict with or violate any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Selling Shareholder.

(3)                                 The execution and delivery of the Underwriting Agreement by the Trustee in his capacity as trustee for the Selling Shareholder, the performance by the Selling Shareholder of its obligations under the Underwriting Agreement, and the consummation of the transactions contemplated thereunder do not require any consents, approvals, waivers, licenses or authorizations or other actions by or filing with any Indiana court or governmental authority.  Such counsel may state that it expresses no opinion regarding any consent, approval, waiver, license, authorization, or other action in connection with any tax laws, federal or state securities and/or blue sky laws (including Indiana’s), or anti-trust laws.

B-1

As a matter of fact and not as a legal opinion, to such counsel’s knowledge, there currently exists no action, proceeding, or investigation before or by any court, governmental agency, or other body or official pending or overtly threatened in writing against the Selling Shareholder questioning the validity of any action by the Trustee in connection with the execution, delivery and performance of the Underwriting Agreement. Such counsel may state that it has not made any search of any court or other public records to determine the existence of any of the matters referred to in this paragraph.

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